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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2009
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                             Spectrum Control, Inc.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-8796                   25-1196447
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      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)           Identification No.)
     of incorporation)


       8031 Avonia Road; Fairview, Pennsylvania                  16415
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (814) 474-2207
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

            The following information is being furnished pursuant to Item 2.02. This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

            On March 26, 2009, Spectrum Control, Inc. issued an earnings release announcing its financial results for the first quarter ended February 28, 2009. A copy of the earnings release is attached as
            Exhibit 99.1.


Item  9.01  Financial Statements and Exhibits

            (d) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated March 26, 2009






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                                  SPECTRUM CONTROL, INC.
                                                  ----------------------
                                                       (Registrant)


Date:  March 26, 2009                      By: /s/ John P. Freeman
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                                                       (Signature)
                                                 Senior Vice President
                                               and Chief Financial Officer